                                                                Exhibit 24
                                                                ----------


                                  POWER OF ATTORNEY


   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of July, 1998.


                                                  /s/ Mogens Bay
                                                  ----------------------------
                                                  Mogens Bay

                                  POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of July, 1998.


                                                  /s/ Philip B. Fletcher
                                                  ----------------------------
                                                  Philip B. Fletcher

                                 POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of July, 1998.


                                                  /s/ C. M. Harper
                                                  ----------------------------
                                                  C. M. Harper

                                 POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of July, 1998.



                                                  /s/ Robert A. Krane
                                                  ----------------------------
                                                  Robert A. Krane

                                 POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of July, 1998.



                                                  /s/ Gerald Rauenhorst
                                                  ----------------------------
                                                  Gerald Rauenhorst

                                 POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of July, 1998.



                                                  /s/ Carl E. Reichardt
                                                  ----------------------------
                                                  Carl E. Reichardt

                                 POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of July, 1998.



                                                  /s/ Ronald W. Roskens
                                                  ----------------------------
                                                  Ronald W. Roskens

                                 POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of July, 1998.



                                                  /s/ Marjorie M. Scardino
                                                  ----------------------------
                                                  Marjorie M. Scardino

                                 POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of July, 1998.



                                                  /s/ Walter Scott, Jr.
                                                  ----------------------------
                                                  Walter Scott, Jr

                                 POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of July, 1998.



                                                  /s/ Kenneth E. Stinson
                                                  ----------------------------
                                                  Kenneth E. Stinson

                                 POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of July, 1998.



                                                  /s/ Jane J. Thompson
                                                  ----------------------------
                                                  Jane J. Thompson

                                 POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of July, 1998.



                                                  /s/ Frederick B. Wells
                                                  ----------------------------
                                                  Frederick B. Wells

                                 POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of July, 1998.



                                                  /s/ Thomas R. Williams
                                                  ----------------------------
                                                  Thomas R. Williams

                                 POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of July, 1998.



                                                  /s/ Clayton K. Yeutter
                                                  ----------------------------
                                                  Clayton K. Yeutter